UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2023

White River Energy Corp

(Exact name of registrant as specified in its charter)

Nevada	333-192060	45-3797537
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

609 W/ Dickson St., Suite 102 G Fayetteville, AR	72701
(Address of principal executive offices)	(Zip Code)

(800) 203-5610
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement.

On January 23, 2023 White River Energy Corp (the “Company”) entered into a Membership Interest Purchase Agreement with an entity (the “Seller”), which Seller is the sole member of another entity (the “Broker”), pursuant to which the Company agreed to purchase from the Seller all membership interests in the Broker in exchange for (i) payment of $70,000 in cash, (ii) prepaid expenses incurred or to be incurred by the Broker not to exceed $30,000, and (iii) up to $20,000 in transaction expenses incurred by the Seller in connection with the Agreement. In connection with the execution of the Agreement, the Company paid a $10,000 non-refundable deposit, which will be applied against the cash portion of the purchase consideration at closing.

The Broker is a broker-dealer licensed with the Securities and Exchange Commission, the Financial Industry Regulatory Authority (“FINRA”) and certain states. Subject to satisfaction of the closing conditions set forth in the Agreement, which include among other things obtaining FINRA approval for the change of control of the Broker within six months of execution of the Agreement, or by July 23, 2023, the Broker will become a wholly-owned subsidiary of the Company. Under the Agreement, the Seller will continue and operate the Broker until the closing, and will be entitled to any accounts receivable generated by the Broker during that time. The Agreement also imposes certain restrictive covenants on the Seller related to the Broker’s operations and activities during the period between signing and closing under the Agreement.

The Company entered into the Agreement to acquire the Broker for the purpose of enabling the Company to create and sell interests in oil and gas funds to assist the Company in continuing its oil and gas exploration and drilling activities.

The foregoing description of the terms of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
10.1	Form of Membership Interest Purchase Agreement*				Filed
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)				Filed

*	Certain schedules and other attachments have been omitted. The Company undertakes to furnish the omitted schedules and attachments to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

White River Energy Corp

Date: January 27, 2023	By:	/s/ Jay Puchir
	Name:	Jay Puchir
	Title:	Chief Executive Officer